CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

THIRD AMENDMENT TO MASTER LEASE
THIS THIRD AMENDMENT TO MASTER LEASE (the "Amendment") is effective as of August 19, 2021 (the "Effective Date"), by and between NHI-REIT OF NEXT HOUSE, LLC, a Delaware limited liability company (“NRNH”), MYRTLE BEACH RETIREMENT RESIDENCE LLC, an Oregon limited liability company (“MBRR”) and VOORHEES RETIREMENT RESIDENCE LLC, an Oregon limited liability company (“VRR”, and together with NRNH and MBRR, “Landlord”) and WELL CHURCHILL LEASEHOLD OWNER LLC, a Delaware limited liability company (“Tenant”), as successor in interest to NH MASTER TENANT LLC, a Delaware limited liability company.
RECITALS:
A.Landlord and Tenant are parties to that certain Master Lease dated December 23, 2013 (the “Initial Lease”), as amended by that certain Amendment to Master Lease and Termination of Guaranty dated November 5, 2018 (the “First Amendment”), as amended by that certain Second Amendment to Master Lease dated January 3, 2019 (the “Second Amendment” and together with the Initial Lease and the First Amendment, the "Lease"), which Lease was assigned by NH Master Tenant LLC to Tenant pursuant to that certain Assignment and Assumption of Master Lease and Consent to Assignment dated July 30, 2021, and which Lease currently covers twenty-six (26) separate independent living facilities, as more particularly described therein;
B.Landlord and Tenant are parties to that certain Agreement Regarding Lease dated May 1, 2021 (the “Agreement”), which addresses, among other things, that certain Facility Transfer (as defined in the Agreement), which contemplates the sale of a number of the Facilities and the termination of the Lease with respect to those Facilities;
C.Pursuant to the terms of a purchase and sale agreement dated on or about the date hereof (the “Purchase Agreement”) between NRNH, as seller, and [***] or one of its affiliates, as purchaser (“Purchaser”), Landlord is selling the eight (8) Facilities listed on Exhibit B attached hereto (the “Released Facilities”) to Purchaser; and
D.Landlord and Tenant desire to amend the Lease to release the Released Facilities from and otherwise update the Lease in connection with the Facility Transfer.
NOW, THEREFORE, for and in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:
1.Release of Certain Facilities. As of the Effective Date, Landlord is conveying the Released Facilities to Purchaser (the ‘Sale”), and upon the consummation of the Sale, the Released Facilities are hereby released from the Lease, and the Lease is terminated solely with respect to the Released Facilities from and after the Effective Date, except as to (i) any indemnities or other obligations of Landlord or Tenant with respect to the Released Facilities that survive the termination of the Lease pursuant to the terms thereof, and (ii) all amounts due and owing from Tenant to Landlord or Landlord to Tenant, if any, with respect to the Released Facilities under the Lease through the Effective Date, and all right, title, interest and claim to the same are hereby reserved to the applicable party. As of the Effective Date, neither Landlord nor Tenant shall have any liability under the Lease solely with respect to the Released Facilities except as provided in the immediately preceding sentence, provided, that, for the avoidance of doubt, Landlord retains all claims under the Lease with respect to clauses (i) and (ii) of the
[***] = Indicates confidential information omitted from the exhibit.

preceding sentence with respect to the Released Facilities. For the avoidance of doubt, this Section 1 affects only the Released Facilities and Landlord retains all claims under the Lease as to all Facilities under the Lease other than the Released Facilities. The definition of “Facility or Facilities” in Section 1 of the Lease is hereby amended to exclude the Released Facilities and Exhibit A to the Lease is hereby deleted in its entirety and Exhibit A attached to this Amendment is inserted in lieu thereof.
2.Base Rent. Schedule 1.1 of the Lease (Allocated Facility Rent) is hereby deleted and replaced with Schedule 1.1 attached hereto and made a part hereof.
3.Bill of Sale. As required by the Lease, Tenant is delivering to NRNH, as the owner of the Released Facilities, a Bill of Sale as of the date hereof pursuant to which Tenant is conveying to NRNH all of Tenant’s right, title and interest in the Transferred Tenant’s Personal Property and the Inventory to the extent used solely in the operation of the Released Facilities. The parties have agreed that Tenant shall not convey its right, title and interest in and to the Records with respect to the Released Facilities; provided, however, that for a period of three (3) years after the Effective Date and upon request by Landlord, Tenant shall permit Landlord to make copies of all Records, subject to Legal Requirements, solely to the extent relating to the Released Facilities.
4.Assignments. Landlord acknowledges that Tenant shall make any assignments of the Contracts, the Licenses and the Resident Agreements directly to Purchaser. Tenant shall not deliver an Assignment of Contracts and Operating Leases or an Assignment of Resident Agreements to NRNH with respect to the Released Facilities.
5.Acknowledgments. Landlord acknowledges that in connection with the Sale, Tenant and Purchaser have executed the settlement statement attached hereto as Exhibit C pursuant to which the net amount owed by Tenant to Purchaser is $69,011.00 and such amount has been paid by Tenant to Purchaser on the date hereof, provided that by making such acknowledgement Landlord is in no way verifying the accuracy or completeness of such settlement statement.
6.Entire Agreement. This Amendment constitutes the entire and integrated agreement between Landlord and Tenant relating to the subject matter of this Amendment and supersedes all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto.
7.No Other Changes. Unless expressly amended hereby, all other terms and conditions contained in the Lease shall remain unchanged and in full force and effect, and are hereby ratified and confirmed. To the extent of any conflict between the provisions hereof and the Lease, the provisions of this Amendment shall govern and control. This Amendment shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.
8.Defined Terms. Capitalized terms used in this Amendment and not defined herein, shall have the meaning as set forth in the Lease.
9.Counterparts. This Amendment may be executed in counterparts. All executed counterparts shall constitute one agreement, and each counterpart shall be deemed an original. The parties hereby acknowledge and agree that electronic signatures, digital signatures, and signatures transmitted by electronic in “.pdf” or other electronic format shall be legal and binding and shall have the same full force and effect as if an original signed counterpart of this Amendment had been delivered.
[***] = Indicates confidential information omitted from the exhibit.

[The remainder of this page is intentionally left blank]

[***] = Indicates confidential information omitted from the exhibit.

IN WITNESS WHEREOF, the undersigned Landlord has caused their duly authorized representative to execute and deliver this Amendment as of the date set forth above.

LANDLORD:

NHI-REIT OF NEXT HOUSE, LLC,
a Delaware limited liability company

By:    /s/Kristin S. Gaines
Name:    Kristin S. Gaines
Title:    Secretary

[***] = Indicates confidential information omitted from the exhibit.

IN WITNESS WHEREOF, the undersigned Landlord has caused their duly authorized representative to execute and deliver this Amendment as of the date set forth above.
LANDLORD:

MYRTLE BEACH RETIREMENT RESIDENCE LLC,
an Oregon limited liability company

By:    /s/Kristin S. Gaines
Name:    Kristin S. Gaines
Title:    Secretary

[***] = Indicates confidential information omitted from the exhibit.

IN WITNESS WHEREOF, the undersigned Landlord has caused their duly authorized representative to execute and deliver this Amendment as of the date set forth above.
LANDLORD:

VOORHEES RETIREMENT RESIDENCE LLC,
an Oregon limited liability company

By:    NHI- REIT OF NEXT HOUSE, LLC,
    its sole member

By:    /s/Kristin S. Gaines
Name:    Kristin S. Gaines
Title:    Secretary

[***] = Indicates confidential information omitted from the exhibit.

IN WITNESS WHEREOF, the undersigned Tenant has caused their duly authorized representative to execute and deliver this Amendment as of the date set forth above.
TENANT:

WELL CHURCHILL LEASEHOLD OWNER LLC,
a Delaware limited liability company

By:    /s/Nikhil Chaudhri
Name:    Nikhil Chaudhri
Title:    Authorized Signatory

[***] = Indicates confidential information omitted from the exhibit.

Exhibit A

FACILITIES

Facility Name	Subtenant	Address	City	State	Zip
Butterfield Place	NH Butterfield Place LLC	8420 Phoenix Ave	Fort Smith	AR	72903
Apple Blossom	NH Apple Blossom LLC	2501 N 22nd St.	Rogers	AR	72756
Bay Park	NH Bay Park LP	2621 Appian Way	Pinole	CA	94564
Mistywood	NH Mistywood LP	1275 Pleasant Grove Blvd.	Roseville	CA	95747
Fig Garden	NH Fig Garden LP	6035 N Marks Avenue	Fresno	CA	93711
Standiford Place	NH Standiford Place LP	3420 Shawnee Drive	Modesto	CA	95350
Bridgecreek	NH Bridgecreek LP	3601 Holt Avenue	West Covina	CA	91791
Riverplace	NH Riverplace LLC	6850 River Road	Columbus	GA	31904
Iris Place	NH Iris Place LLC	755 Epps Bridge Parkway	Athens	GA	30606
Arbor Glen	NH Arbor Glen LLC	5202 St. Joe Road	Fort Wayne	IN	46835
Yardley Commons	NH Yardley Commons LLC	209 Laurel Rd.	Voorhees	NJ	08043
Worthington	NH Worthington LLC	1201 Riva Ridge Ct.	Gahanna	OH	43230
Silver Arrow Estates	NH Silver Arrow Estates LLC	2601 S Elm Place	Broken Arrow	OK	74012
Eagle Crest	NH Eagle Crest LLC	3736 Robert M. Grissom Pkwy	Myrtle Beach	SC	29577
Westminster	NH Westminster LLC	11 East August Place	Greenville	SC	29605
Bedford	NH Bedford LLC	13303 SE	Vancouver	WA	98683
Kamlu Retirement Inn- Vancouver	NH Kamlu Retirement Inn-Vancouver LLC	1000 NE 82nd Ave.	Vancouver	WA	98664
Isles of Vero Beach	CCAT 2 L.P.	1700 Waterford Drive	Vero Beach	FL	32966
[***] = Indicates confidential information omitted from the exhibit.

Exhibit B

RELEASED FACILITIES

Facility Name	Subtenant	Address	City	State	Zip
Hampshire	NH Hampshire LP	3460 R Street	Merced	CA	95348
Camelot	NH Camelot LP	800 W Oakland	Hemet	CA	92543
River’s Edge	NH River’s Edge LLC	6206 Waters Avenue	Savannah	GA	31406
Chateau De Boise	NH Chateau De Boise LLC	7250 Poplar Street	Boise	ID	83704
Nouveau Marc	NH Nouveau Marc LLC	1101 Sunset Boulevard	Kenner	LA	70065
Astor House at Springbrook Oak	NH Astor House at Springbrook Oak LLC	3801 Hayes St.	Newberg	OR	97132
Orchard Park	NH Orchard Park LLC	620 North 34th Avenue	Yakima	WA	98902
Garden Club	NH Garden Club LLC	13350 SE 26th Street	Bellevue	WA	98005

[***] = Indicates confidential information omitted from the exhibit.

Exhibit C

SETTLEMENT STATEMENT

DocuSign Envelope ID: B69E1FAA-0B7D-4283-BA2F-FC8AF8DFE0F8

NHI 8 PACK ACQUISITION

CLOSING DATE: 8/19/2021
SELLER: WELL Churchill Leasehold Owner LLC
BUYER: [***]; [***]

NHI-WELL 8	Credit to Seller	Credit to Buyer
Prorated Est. Aug'21 EBITDARM Less CapEx	226,291	
Utility Deposits	-	
Prepaid Insurance	80,172	
Prepaid AP	60,194	
Inventory	98,513	
Resident Security Deposits		47,823
Prepaid Resident Rent		51,087
Real Property Tax Liability (Net)		249,449
Personal Property Tax Liability (Net)		8,943
Vacation Liability		114,342
Accrued Annual Bonus		62,537
Total Working Capital	465,170	534,181
Net Due to [***] at closing		69,011

SELLER
WELL Churchill Leasehold Owner LLC

DocuSigned by:
By: Nikhil Chaudhri
022989CA9527472...
Nikhil Chaudhri
Authorized Signatory

BUYER
[***]

By: [***]
[***]
Authorized Signatory

[***]
By:______________________________
[***]
Authorized Signatory

[***] = Indicates confidential information omitted from the exhibit.

Schedule 1.1

ALLOCATED FACILITY RENT

Community		Monthly Rent	Annual Rent
Apple Blossom	AR000001--Holiday Apple Blossom	$ 103,814.41	$ 1,245,772.92
Arbor Glen	IN000006--Holiday Arbor Glen	$ 43,702.75	$ 524,433.00
Bay Park	CA000003--Holiday Bay Park	$ 131,754.25	$ 1,581,051.00
Bridgecreek	CA000004--Holiday Bridgecreek	$ 173,919.01	$ 2,087,028.12
Bedford	WA000004--Holiday Bedford	$ 147,533.06	$ 1,770,396.72
Butterfield Place	AR000002--Holiday Butterfield Place	$ 121,777.29	$ 1,461,327.48
Eagle Crest	SC000006--Holiday Eagle Crest	$ 145,395.90	$ 1,744,750.80
Fig Garden	CA000006--Holiday Fig Garden	$ 87,293.04	$ 1,047,516.48
Iris Place	GA000002--Holiday Iris Place	$ 180,059.16	$ 2,160,709.92
Kamlu	WA000006--Holiday Kamlu	$ 32,231.07	$ 386,772.84
Mistywood	CA000008--Holiday Mistywood	$ 188,170.11	$ 2,258,041.32
Riverplace	GA000003--Holiday Riverplace	$ 88,514.67	$ 1,062,176.04
Silver Arrow Estate	OK000001--Holiday Silver Arrow	$ 99,751.83	$ 1,197,021.96
Standiford Place	CA000009--Holiday Standiford Place	$ 102,498.61	$ 1,229,983.32
Westminster	SC000007--Holiday Westminster	$ 97,995.48	$ 1,175,945.76
Worthington	OH000002--Holiday Worthington	$ 112,075.22	$ 1,344,902.64
Vero Beach	FL000026--Holiday Vero Beach	$ 216,750.00	$ 2,601,000.00
Vero Beach - CapEx Rent	FL000026--Holiday Vero Beach	$ 7,696.10	$ 92,353.20
Yardley Commons	NJ000001--Holiday Yardley Commons	$ 114,917.54	$ 1,379,010.48
	Total	$ 2,195,849.50	$ 26,350,194.00

[***] = Indicates confidential information omitted from the exhibit.